UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 10, 2008

Date of Report (Date of earliest event reported)

AMERICA WEST RESOURCES, INC.
(Exact name of small business issuer as specified in its charter)

Nevada	0-19620	84-1152135
(State of Incorporation)	(Commission File Number	(IRS Employer ID Number)

57 West 200 South, Suite 400

Salt Lake City, Utah 84101

(Address of Principal Executive Offices)

(801) 521-3292

Registrant’s Telephone Number, Including Area Code:

______________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.02  Entry into a Material Definitive Agreement

On July 10, 2008, Alexander H. Walker III was appointed as Secretary and will no longer serve as Chief Executive Officer and President.  Mr. Walker will continue to serve as a Director of the Company and will serve as Chairman effective July 10, 2008.  Mr. Walker’s employment agreement was amended to reflect the change in his capacity as an officer of the Company.

On July 10, 2008, Dan Baker was appointed Chief Executive Officer of the Company and will no longer serve as Chief Operating Officer or Vice President, Coal Operations.  Mr. Baker’s employment agreement was amended to reflect the change in his capacity as an officer of the Company.

Further disclosure regarding their employment agreements and experience is available in the Form 10-K/A filed on April 29, 2008.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

The following exhibits are to be filed as part of this 8-K:

EXHIBIT NO.                IDENTIFICATION OF EXHIBIT

10.1

Amendment to Alexander Walker III’s employment Agreement

10.2

Amendment to Dan Baker

SIGNATURES

Pursuant  to  the  requirements of the Securities Exchange Act of 1934, the registrant  has  duly caused  this  report  to  be  signed on its behalf by the undersigned  hereunto duly  authorized.

America West Resources, Inc.

By:  /s/ Dan Baker

Dan Baker

Chief Executive Officer

DATE: July 10, 2008

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